Exhibit 99.1

BROCADE COMMUNICATIONS SYSTEMS, INC.

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

$300,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 6.625% SENIOR SECURED NOTES DUE 2018 AND $300,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 6.875% SENIOR SECURED NOTES DUE 2020, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS OUTSTANDING $300,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 6.625% SENIOR SECURED NOTES DUE 2018 AND $300,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 6.875% SENIOR SECURED NOTES DUE 2020, RESPECTIVELY.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2010 (THE “EXPIRATION DATE”) UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON                     , 2010.

The Exchange Agent for the Exchange Offer is:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By Registered or Certified Mail:	By Regular Mail:	By Overnight Courier or Hand Delivery:

Wells Fargo Bank, National Association 45 Broadway, 12th Floor New York, NY 10006 Attn: Martin Reed Telephone: 1-800-344-5128	Wells Fargo Bank, National Association 45 Broadway, 12th Floor New York, NY 10006 Attn: Martin Reed Telephone: 1-800-344-5128	Wells Fargo Bank, National Association 45 Broadway, 12th Floor New York, NY 10006 Attn: Martin Reed Telephone: 1-800-344-5128

By Facsimile Transmission (eligible institutions only):

212-509-1042

Telephone Inquiries: 1-800-344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE REGISTERED NOTES FOR THEIR ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR ORIGINAL NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

Holders of Original Notes (as defined below) should complete this Letter of Transmittal either if Original Notes are to be forwarded herewith or if tenders of Original Notes are to be made by book-entry transfer to an account maintained by Wells Fargo Bank, National Association (the “Exchange

Agent”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering” in the Prospectus (as defined below). If tender is being made by book-entry transfer, the Holder may have an Agent’s Message (as defined below) delivered in lieu of this Letter of Transmittal.

Holders of Original Notes (i) whose certificates (the “Certificates”) for such Original Notes are not immediately available or (ii) who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfer on a timely basis must tender their Original Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures” in the Prospectus.

Unless the context otherwise requires, the term “Holder” for purposes of this Letter of Transmittal means any person in whose name Original Notes are registered or any other person who has obtained a properly completed bond power from the registered Holder or any person whose Original Notes are held of record by DTC.

The undersigned acknowledges that he or she has received and reviewed the Prospectus dated                     , 2010 (as it may be amended or supplemented from time to time, the “Prospectus”) of Brocade Communications Systems, Inc., a Delaware corporation (the “Company”), and certain of the Company’s subsidiaries (each, a “Guarantor” and collectively, the “Guarantors”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange up to $300,000,000 aggregate principal amount of 6.625% Senior Secured Notes due 2018 (the “2018 Registered Notes”) and up to $300,000,000 aggregate principal amount of 6.875% Senior Secured Notes due 2020 (the “2020 Registered Notes” and, together with the 2018 Registered Notes, the “Registered Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its outstanding 6.625% Senior Secured Notes due 2018 (the “2018 Original Notes”) and 6.875% Senior Secured Notes due 2020 (the “2020 Original Notes” and, together with the 2018 Original Notes, the “Original Notes”). The Original Notes are unconditionally guaranteed (the “Original Guarantees”) by the Guarantors and the Registered Notes will be unconditionally guaranteed (the “Registered Guarantees”) by the Guarantors. Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantors offer to issue the Registered Guarantees with respect to all Registered Notes issued in the Exchange Offer in exchange for the Original Guarantees of the Original Notes for which such Registered Notes are issued in the Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the “Exchange Offer” include the Guarantors’ offer to exchange the Registered Guarantees for the Original Guarantees, references to the “Registered Notes” include the related Registered Guarantees and references to the “Original Notes” include the related Original Guarantees.

For each Original Note of any series of the Original Notes accepted for exchange, the Holder of such Original Note will receive a Registered Note of the corresponding series of the Registered Notes having a principal amount equal to that of the surrendered Original Note.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL

COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR ORIGINAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

All Tendering Holders Complete Box 1:

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate numbers and aggregate principal amounts of Original Notes should be listed on a separate signed schedule affixed hereto.

BOX 1* DESCRIPTION OF ORIGINAL NOTES TENDERED HEREWITH
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Series of Original Notes	Certificate or Registration Number(s) of Original Notes**	Aggregate Principal Amount Represented by Original Notes	Aggregate Principal Amount of Original Notes Being Tendered***

Total:

*     If the space provided is inadequate, list the Certificate numbers and principal amount of Original Notes on a separate signed schedule and attach the list to this Letter of Transmittal.

**    Need not be completed by book-entry Holders.

***  The minimum permitted tender is $2,000 in principal amount. All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof. Unless otherwise indicated in this column, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. See instruction 2.

Box 2

Book-Entry Transfer

☐	CHECK HERE IF CERTIFICATES REPRESENTING THE TENDERED ORIGINAL NOTES ARE ENCLOSED.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Holders of Original Notes may tender Original Notes by book-entry transfer by crediting the Original Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the Holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal; the DTC participant confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

Box 3

Notice of Guaranteed Delivery

(See Instruction 1 below)

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Box 4

Return of Non-Exchanged Original Notes

Tendered by Book-Entry Transfer

☐	CHECK HERE IF ORIGINAL NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 5

Participating Broker-Dealer

☐

CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER DEALER”) AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

The undersigned represents that it is acquiring the Registered Notes in the ordinary course of business and, at the time of commencement of the Exchange Offer, has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Registered Notes in violation of the Securities Act. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Original Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Original Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (i) deliver Certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by the book-entry transfer facility specified by the Holder(s) of the Original Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present and deliver such Original Notes for transfer on the books of the Company and (iii) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby, (ii) when such tendered Original Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (iii) the Original Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company. The undersigned hereby further represents that (i) any Registered Notes acquired by it in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business, (ii) at the time of commencement of the Exchange Offer, it has no arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of such Registered Notes to be issued to the undersigned in the Exchange Offer in violation of the Securities Act, and (iii) it is not an “affiliate,” as such term is defined in Rule 405 under the Securities Act, of the Company or any Guarantor. If the undersigned is a broker-dealer that will receive the Registered Notes for its own account in exchange for the Original Notes, it represents that the Original Notes to be exchanged for the Registered Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale or transfer of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that the Exchange Offer is being made based on the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in a series of no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling, dated July 2, 1993, or similar no-action letters, that the Registered Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each Holder thereof

(other than a broker-dealer who acquires such Registered Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such Holder that is an “affiliate” of the Company or the Guarantors within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Registered Notes are acquired in the ordinary course of such Holders’ business and such Holders have no arrangement with any person to participate in the distribution of such Registered Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If a Holder of the Original Notes is an affiliate of the Company or the Guarantors, is not acquiring the Registered Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Registered Notes or has any arrangement or understanding with respect to the distribution of the Registered Notes to be acquired pursuant to the Exchange Offer, such Holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The Company has agreed that, subject to the provisions of the Registration Rights Agreements, each dated as of January 20, 2010, the Company, the subsidiary guarantors party thereto and the initial purchasers of the Original Notes (the “Registration Rights Agreements”), the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Registered Notes received in exchange for Original Notes, where such Original Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days from the date of the Prospectus (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Registered Notes have been disposed of by such Participating Broker-Dealer. However, a Participating Broker-Dealer who intends to use the Prospectus in connection with the resale of Registered Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent at one of the addresses set forth in the Prospectus under “The Exchange Offer—Exchange Agent.” In that regard, each Participating Broker-Dealer, by tendering such Original Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of (i) the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a registration statement of which the Prospectus is a part or the initiation of any proceedings for that purpose, or (ii) the happening of any event during the period the registration statement of which the Prospectus is a part is effective that makes any statement made in such registration statement or the related Prospectus or any free writing prospectus untrue in any material respect or that requires the making of any changes in such registration statement or Prospectus or any free writing prospectus in order to make the statements therein not misleading, such Participating Broker-Dealer shall suspend the use of such Prospectus, until the Company has promptly prepared and filed a post-effective amendment to the registration statement or a supplement to the related Prospectus and any other document required so that, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and has furnished an amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Registered Notes may be resumed, as the case may be. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by DTC. The undersigned will comply with its obligations under the Registration Rights Agreements.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offer—Conditions” occur.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Original Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

Unless otherwise indicated herein in the box entitled “Special Registration Instructions” below, please deliver the Registered Notes (and, if applicable, substitute Certificates representing the Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Original Notes, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Registered Notes (and, if applicable, substitute Certificates representing the Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Notes Tendered Herewith.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES TENDERED HEREWITH” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

Box 6

SPECIAL REGISTRATION INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if the Registered Notes are to be issued in the name of someone other than the registered Holder of the Original Notes whose name(s) appear(s) above:

Issue Registered Notes to:

Name:
(Please Print)

Address:
(Including Zip Code)

(Taxpayer Identification or Social Security No.)

Box 7

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if the Registered Notes are to be delivered to someone other than the registered Holder of the Original Notes whose name(s) appear(s) above, or to such registered Holder(s) at an address other than that shown above.

Mail Registered Notes to:

Issue Registered Notes to:

Name:
(Please Print)

Address:
(Including Zip Code)

(Taxpayer Identification or Social Security No.)

Box 8

TENDERING HOLDER(S) SIGN HERE

(Complete accompanying substitute Form W-9 or applicable Form W-8)

PLEASE SIGN HERE

(To Be Completed by All Tendering Holders of

Original Notes Regardless of Whether Original Notes Are Being Physically

Delivered Herewith)

This Letter of Transmittal must be signed by the Holder(s) of Original Notes exactly as their name(s) appear(s) on Certificate(s) for Original Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act.

If the signature appearing below is not of the registered Holder(s) of the Original Notes, then the registered Holder(s) must sign a valid proxy.

X		Date:

X		Date:
Signature(s) of Holder(s) or Authorized Signatory

Name(s):		Address:

	(Please Print)		(Including Zip Code)

Capacity			Area Code and Telephone No.:

Social Security No:

SIGNATURE GUARANTEE (See Instruction 3 herein)

Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.  Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A Holder of Original Notes may tender the same by (i) properly completing, dating and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and mailing or delivering the same, together with the Certificate or Certificates, if applicable, representing the Original Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

Holders of Original Notes may tender Original Notes by book-entry transfer by crediting the Original Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the Holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal; the DTC participant confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

THE METHOD OF DELIVERY OF ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE HOLDER’S ELECTION AND RISK. RATHER THAN MAIL THESE ITEMS, WE RECOMMEND THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. HOLDERS SHOULD NOT SEND THE LETTER OF TRANSMITTAL OR ORIGINAL NOTES DIRECTLY TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR THEM.

Holders (i) whose Original Notes are not immediately available; (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date; or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Original Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures” in the

Prospectus and complete Box 3. Pursuant to such procedures, (i) the tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent must receive from such Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted Agent’s Message and Notice of Guaranteed Delivery on or prior to the Expiration Date in the form provided with this Letter of Transmittal that (a) sets forth the name and address of the Holder of Original Notes, if applicable, the Certificate number(s) of the Original Notes to be tendered and the principal amount of Original Notes tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange (“NYSE”) trading days after the date of execution of such Notice of Guaranteed Delivery, the Letter of Transmittal, or a facsimile thereof, together with the Original Notes or a book-entry confirmation, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; or (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the Certificate(s) representing all tendered Original Notes in proper form or a confirmation of book-entry transfer of the Original Notes into the Exchange Agent’s account at the appropriate book-entry transfer facility and all other documents required by this Letter of Transmittal within three NYSE trading days after the date of execution of such Notice of Guaranteed Delivery.

No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering Holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

2.  Partial Tenders; Withdrawals.

Tenders of Original Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Original Notes evidenced by a submitted Certificate is tendered, the tendering Holder(s) must fill in the aggregate principal amount of Original Notes tendered in the box entitled “Description of Original Notes Tendered Herewith” in Box 1 above. A newly issued Certificate for the Original Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated.

Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Original Notes are irrevocable.

To be effective with respect to the tender of Original Notes, a written notice of withdrawal (which notice may be by telegram, telex, facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Original Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the principal amount of such Original Notes, or, if applicable, the Certificate numbers shown on the particular Certificates evidencing such Original Notes and the principal amount of Original Notes represented by such Certificates); (iv) include a statement that such Holder is withdrawing its election to have such Original Notes exchanged; (v) specify the name in which any such Original Notes are to be registered, if different from that of the withdrawing Holder; and (vi) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Original Notes promptly following the expiration or termination of the Exchange Offer.

If Original Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering—Book-Entry Interests” in the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes or otherwise comply with DTC’s procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Original Notes will be credited to an account maintained with DTC for Original Notes) promptly following the expiration or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

Neither the Company, any affiliate or assigns of the Company, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

3.  Beneficial Owner Instructions.

Only a Holder of Original Notes (i.e., a person in whose name Original Notes are registered or any other person who has obtained a properly completed bond power from the registered Holder or any person whose Original Notes are held of record by DTC), or the legal representative or attorney-in-fact of a Holder, may execute and deliver this Letter of Transmittal.

4.  Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered Holder(s) (which term, for the purposes described herein, shall include DTC) of the Original Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the Certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Original Notes.

When this Letter of Transmittal is signed by the registered Holder(s) of Original Notes (which term, for the purposes described herein, shall include DTC) listed and tendered hereby, no endorsements of Certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Original Notes listed or the Registered Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered Holder(s) of the Original Notes, such Original Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder, in each case signed exactly as the name or names of the registered Holder(s) appear(s) on the Original Notes and the signatures on such Certificates must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any Certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

Endorsements on Certificates for the Original Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Original Notes are tendered: (i) by a registered Holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5.  Special Registration and Delivery Instructions.

Tendering Holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Registered Notes and/or Certificates for Original Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A Holder tendering the Original Notes by book-entry transfer may request that the Original Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such Holder may designate by indicating such in Box 4.

If no such instructions are given, the Registered Notes (and any Original Notes not tendered or not accepted) will be issued in the name of and sent to the Holder signing this Letter of Transmittal or deposited into such Holder’s account at DTC.

6.  Transfer Taxes.

The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Original Notes to it or its order pursuant to the Exchange Offer. If, however, the Registered Notes and/or substitute Original Notes not exchanged are delivered to, are to be registered or are to be issued in the name of any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

7.  Waiver of Conditions.

The Company reserves the absolute right to amend or waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.  Mutilated, Lost, Stolen or Destroyed Securities.

Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

9.  No Conditional Tenders; No Notice of Irregularities.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal or completing a tender of Original Notes through DTC’s ATOP, shall waive any right to receive notice of the acceptance of their Original Notes for exchange. The Company reserves the absolute right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Original Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. The Company also reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company’s counsel, be unlawful.

Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder promptly following the expiration or termination of the Exchange Offer.

10.  Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF ORIGINAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

To ensure compliance with Internal Revenue Service Circular 230, Holders are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Each Holder is encouraged to seek advice based on its particular circumstances from an independent tax advisor.

Under U.S. federal income tax law, a tendering Holder whose Original Notes are accepted for exchange may be subject to backup withholding unless the Holder provides the Exchange Agent with either: (i) such Holder’s correct taxpayer identification number (“TIN”), generally the Holder’s Social Security or federal employer identification number, on the Substitute Form W-9 attached hereto, certifying: (A) that the TIN provided on Substitute Form W-9 is correct (or that such Holder of Original Notes is awaiting a TIN); (B) that the Holder of Original Notes is not subject to backup withholding because (x) such Holder of Original Notes is exempt from backup withholding, (y) such Holder of Original Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the Holder of Original Notes that he or she is no longer subject to backup withholding; and (C) that the Holder of Original Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such Holder of Original Notes is an individual, the TIN is such Holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the Holder of Original Notes may also be subject to certain penalties imposed by the Internal Revenue Service and any reportable payments that are made to such Holder may be subject to backup withholding (see below).

Certain Holders of Original Notes (including, among others, all corporations and certain foreign Holders) are not subject to these backup withholding and reporting requirements. However, exempt Holders of Original Notes should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign Holder to qualify as an exempt recipient, the Holder must submit a Form W-8BEN (or other applicable Form W-8), signed under penalties of perjury, attesting to that Holder’s exempt status. A Form W-8BEN (or other applicable Form W-8) can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any reportable payments made to the Holder of Original Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is timely furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

A Holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the surrendering Holder of Original Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder of Original Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the

Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all reportable payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. The Holder of Original Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Original Notes. If the Original Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

BOX 9 - PAYER’S NAME:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (TIN) and Certification

Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box:

☐  Individual/Sole proprietor  ☐  Corporation  ☐  Partnership

☐  Limited liability company.

      Enter the tax classification (D=disregard entity, C=corporation, P=partnership)  ▶

☐  Other

☐  Exempt payee

Address

City, state, and ZIP code

	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) or Employer Identification Number(s)

Part 2—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me);

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. Citizen or other U.S. Person (including a U.S. resident alien).

Part 3—Awaiting TIN, check the following box    ☐.

Part 4—For payees exempt from backup withholding, check the following box    ☐ .

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

	Signature Name (please print)	Date

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3

OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the payee (You) to Give the Payer. — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

FOR THIS TYPE OF ACCOUNT:		GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined account fund, the first individual on the account (1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)

	b. So-called trust that is not a legal or valid trust under state law	The actual owner (1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner (3)

6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate, or pension trust	The legal entity (4)

8.	Corporate	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization

10.	Partnership	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice. — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties:

(1)        Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)        Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)        Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.